Exhibit 99.2

RECONCILIATION FROM GAAP TO NON-GAAP RESULTS AND EXPLANATION OF NON-GAAP METRICS:

Pursuant to Regulation G, Equinix is hereby providing a reconciliation of non-GAAP financial metrics to the most directly comparable GAAP measures.

Equinix uses the following non-GAAP financial metrics in analyzing and explaining its business:

•	Gross Profit (Adjusted) and Gross Margin (Adjusted)

•	Cash Gross Profit (Adjusted) and Cash Gross Margin (Adjusted)

•	SG&A Percent, Cash SG&A and Cash SG&A Percent

•	EBITDA and EBITDA Margin

•	Cash Interest Expense

•	Other Non-Cash Expense

•	Cash Net Loss

Equinix defines Gross Profit (Adjusted) as our Total Revenues less our Cash Cost of Revenues (which we define as our Cost of Revenues less Depreciation and Accretion and Stock-Based Compensation). Equinix defines Gross Margin (Adjusted) as our Gross Profit (Adjusted) as a percentage of our Total Revenues. We feel that these two non-GAAP financial metrics are most directly comparable to (1) Gross Profit (Loss) and (2) Gross Margin, two GAAP measures that analyze (a) Total Revenues less Total Cost of Revenues and (b) Gross Profit (Loss) as a percentage of Total Revenues, respectively.

Equinix defines Cash Gross Profit (Adjusted) and Cash Gross Margin (Adjusted) similarly to the two non-GAAP metrics defined above (Gross Profit (Adjusted) and Gross Margin (Adjusted)); however, in these calculations, we also exclude from Cash Cost of Revenues, the costs of equipment sales and any incremental property tax charges, and from Total Revenues, the revenues recognized from equipment sales and settlements.

Equinix defines Selling, General and Administrative (“SG&A”) Percent as our SG&A expenses as a percentage of our Total Revenues. Equinix defines Cash SG&A Percent as our Cash SG&A expenses (which we define as our SG&A expenses less depreciation, amortization and stock-based compensation) as a percentage of our Total Revenues. SG&A Percent and Cash SG&A Percent are two non-GAAP financial metrics that do not have a directly comparable GAAP measure.

Equinix defines EBITDA as Net Loss from Operations, which we feel is the most directly comparable GAAP measure to EBITDA, less depreciation, amortization, accretion and stock-based compensation expense and less restructuring charges and one-time transaction costs. Equinix defines EBITDA Margin as our EBITDA as a percentage of our Total Revenues.

Equinix defines Cash Interest Expense as our Interest Expense, which we feel is the most directly comparable GAAP measure to Cash Interest Expense, less amortization of debt discounts and debt issuance costs and less non-cash interest expense on our convertible secured notes.

Equinix defines Other Non-Cash Expense as stock-based compensation plus our non-cash interest expense (which we define as our amortization of debt discounts and debt issuance costs and non-cash interest expense on our convertible secured notes). Other Non-Cash Expense does not have a directly comparable GAAP measure.

Equinix defines Cash Net Loss as Net Loss, which we feel is the most directly comparable GAAP measure to Cash Net Loss, less depreciation, amortization, accretion and stock-based compensation expense and less restructuring charges and one-time transaction costs and less our non-cash interest expense (which we define as our amortization of debt discounts and debt issuance costs and non-cash interest expense on our convertible secured notes).

Gross Profit (Adjusted), Gross Margin (Adjusted), Cash Gross Profit (Adjusted), Cash Gross Margin (Adjusted), SG&A Percent, Cash SG&A, Cash SG&A Percent, EBITDA, EBITDA Margin, Cash Interest Expense, Other Non-Cash Expense and Cash Net Loss (collectively, the “Equinix Non-GAAP Metrics”) are not measurements under accounting principles generally accepted in the United States and may not be similar to non-GAAP measures of other companies. Management believes that the Equinix Non-GAAP Metrics are relevant metrics to provide investors, as it is an indicator of operating performance, especially in a capital-intensive industry such as ours, since it excludes items that are not directly attributable to ongoing business operations.

Accordingly, Equinix uses the Equinix Non-GAAP Metrics internally to evaluate its ongoing operations and to allocate resources within the organization accordingly. Our management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. However, we have presented such non-GAAP financial measures to provide investors with an additional tool to evaluate our operating results and to have a better understanding of the overall performance of the business and its ability to perform in subsequent periods.

The following represents how Equinix calculated the Equinix Non-GAAP Metrics (in millions):

				FY2003 BY QUARTER
	FY2000	FY2001	FY2002	Q1	Q2	Q3
Revenues—Recurring	$11.6	$57.6	$65.3	$24.1	$26.0	$28.4
Revenues—Non-Recurring	1.4	5.2	4.1	1.2	1.3	2.0

Subtotal—Normalized Revenues	13.0	62.8	69.4	25.3	27.3	30.4
Revenues—Equipment	—	—	2.9	—	—	—
Revenues—Settlements	—	0.6	4.9	0.1	1.1	0.5

Total Revenues	$13.0	$63.4	$77.2	$25.4	$28.4	$30.9

Cost of Revenues—Depreciation, Amortization & Accretion	$11.5	$40.0	$47.9	$13.6	$14.2	$13.6
Cost of Revenues—Stock-Based Compensation	0.8	0.5	0.3	0.0	0.0	(0.0)

Subtotal—Non-Cash Cost of Revenues	12.3	40.5	48.2	13.6	14.2	13.6

Cost of Revenues—Equipment	—	—	2.8	—	—	—
Cost of Revenues—Incremental Property Tax Charge	—	—	—	—	—	1.0
Cost of Revenues—All Other Costs	31.1	54.4	53.1	17.0	17.4	18.7

Subtotal—Cash Cost of Revenues	31.1	54.4	55.9	17.0	17.4	19.7

Total Cost of Revenues	$43.4	$94.9	$104.1	$30.6	$31.6	$33.3

Gross Profit (Loss)	$(30.4)	$(31.5)	$(26.9)	$(5.2)	$(3.2)	$(2.4)

Gross Margin	(234%)	(50%)	(35%)	(20%)	(11%)	(8%)

Gross Profit (Adjusted) (1)	$(18.1)	$9.0	$21.3	$8.4	$11.0	$11.2

Gross Margin (Adjusted) (1)	(139%)	14%	28%	33%	39%	36%

Cash Gross Profit (Adjusted) (2)	$(18.1)	$8.4	$16.3	$8.3	$9.9	$11.7

Cash Gross Margin (Adjusted) (2)	(139%)	13%	23%	33%	36%	39%

				FY2003 BY QUARTER
	FY2000	FY2001	FY2002	Q1	Q2	Q3
Selling, General & Administrative—Depreciation & Amortization	$3.3	$9.6	$6.2	$3.2	$1.6	$1.6
Selling, General & Administrative—Stock-Based Compensation	29.1	18.6	6.6	0.9	0.7	0.5

Subtotal—Non-Cash Selling, General & Administrative	32.4	28.2	12.8	4.1	2.3	2.1

Selling, General & Administrative—All Other	44.3	47.0	33.1	11.5	10.7	9.8

Subtotal—Cash Selling, General & Administrative (“Cash SG&A”)	44.3	47.0	33.1	11.5	10.7	9.8

Total Selling, General & Administrative (“SG&A”)	$76.7	$75.2	$45.9	$15.6	$13.0	$11.9

SG&A Percent (3)	590%	119%	59%	61%	46%	38%

Cash SG&A Percent (4)	341%	74%	43%	45%	38%	32%

				FY2003 BY QUARTER
	FY2000	FY2001	FY2002	Q1	Q2	Q3
Loss from Operations	$(107.1)	$(155.3)	$(101.7)	$(20.8)	$(16.2)	$(14.3)
Depreciation, Amortization and Accretion	14.8	49.6	54.1	16.8	15.8	15.2
Stock-Based Compensation	29.9	19.1	6.9	0.9	0.7	0.5
Restructuring Charges	—	48.6	28.9	—	—	—
One-Time Transaction Costs	—	—	0.2	—	—	—

EBITDA (5)	$(62.4)	$(38.0)	$(11.6)	$(3.1)	$0.3	$1.4

EBITDA Margin (6)	(480%)	(60%)	(15%)	(12%)	1%	5%

	FY2003 BY QUARTER
	Q1	Q2	Q3
Interest Expense	$4.8	$5.1	$5.5

Amortization of Debt Discounts & Debt Issuance Costs	1.0	1.2	1.7
Non-Cash Interest on Convertible Secured Notes	1.1	1.1	1.2

Subtotal—Non-Cash Interest Expense (used below)	2.1	2.3	2.9

Cash Interest Expense (7)	$2.7	$2.8	$2.6

	FY2003 BY QUARTER
	Q1	Q2	Q3
Stock-Based Compensation	$0.9	$0.7	$0.5
Non-Cash Interest Expense (see above)	2.1	2.3	2.9

Other Non-Cash Expense (8)	$3.0	$3.0	$3.4

	FY2003 BY QUARTER
	Q1	Q2	Q3
Net Loss	$(25.5)	$(21.2)	$(19.7)
Depreciation, Amortization and Accretion	16.8	15.8	15.2
Stock-Based Compensation	0.9	0.7	0.5
Non-Cash Interest Expense (see above)	2.1	2.3	2.9

Cash Net Loss (9)	$(5.7)	$(2.4)	$(1.1)

(1)	We define Gross Profit (Adjusted) as our Total Revenues less our Cash Cost of Revenues.

We define Gross Margin (Adjusted) as our Gross Profit (Adjusted) as a percentage of our Total Revenues.

(2)	We define Cash Gross Profit (Adjusted) as our Normalized Revenues less our Cash Cost of Revenues excluding both Cost of Revenues—Equipment and Cost of Revenues—Incremental Property Tax Charge.

We define Cash Gross Margin (Adjusted) as our Cash Gross Profit (Adjusted) as a percentage of our Normalized Revenues.

(3)	We define SG&A Percent as our SG&A as a percentage of our Total Revenues.

(4)	We define Cash SG&A Percent as our Cash S&GA as a percentage of our Total Revenues.

(5)	We define EBITDA as Loss from Operations less Depreciation, Amortization & Accretion, Stock-Based Compensation, Restructuring Charges and One-Time Transaction Charges.

(6)	We define EBITDA Margin as our EBITDA as a percentage of our Total Revenues.

(7)	We define Cash Interest Expense as Interest Expense less Amortization of Debt Discounts and Debt Issuance Costs and Non-Cash Interest Expense on Convertible Secured Notes.

(8)	We define Other Non-Cash Expense as Stock-Based Compensation plus Non-Cash Interest Expense.

(9)	We define Cash Net Loss as Net Loss less Depreciation, Amortization and Accretion, Stock-Based Compensation and Non-Cash Interest Expense.